SEVENTH AMENDMENT TO CREDIT AGREEMENT

This SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Seventh Amendment”), dated as of July 31, 2005, is by and among ATA AIRLINES INC., an Indiana corporation (the “Borrower”), ATA HOLDINGS CORP. (the “Parent”), each of the Subsidiaries of the Parent identified on the signature pages hereto (the “Subsidiaries”), and SOUTHWEST AIRLINES CO., a Texas corporation (the “Lender”).

R E C I T A L S

A. The Lender and the Borrower, the Parent and the Subsidiaries entered into that certain Secured Debtor-in-Possession Credit and Security Agreement dated as of December 22, 2004, as amended by that certain First Amendment to Credit Agreement dated as of January 30, 2005, that certain Second Amendment to Credit Agreement dated as of February 25, 2005, that certain Third Amendment to Credit Agreement dated as of March 31, 2005, that certain Fourth Amendment to Credit Agreement dated as of April 30, 2005, that certain Fifth Amendment to Credit Agreement dated as of May 30, 2005, and that certain Sixth Amendment to Credit Agreement dated as of June 30, 2005 (the “Credit Agreement”), pursuant and subject to the terms and conditions of which, among other things, the Lender agreed to make loans and other financial accommodations to the Loan Parties (as defined in the Credit Agreement).

B. The Borrower has requested that the Lender agree to amend certain provisions of the Credit Agreement on terms and conditions set forth herein.

C. Subject to the terms and conditions of this Seventh Amendment, the Lender is willing to agree to the request of the Borrower.

A G R E E M E N T S

NOW, THEREFORE, in consideration of the mutual agreements contained herein, and subject to the terms and conditions hereof, the parties hereto hereby agree as follows:

1. Incorporation of Recitals. The Recitals set forth above are incorporated herein, are acknowledged by the Borrower to be true and correct and are made a part hereof.

2. Definitions. All capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

3. Amendments to Credit Agreement. The Credit Agreement is amended as set forth below:

(a) Section 7.11(a) - Minimum Consolidated EBITDARR. The Credit Agreement is amended by deleting the current version of Section 7.11(a) in its entirety and substituting the following in lieu thereof:

“(a) Minimum Consolidated EBITDARR. (i) Permit Consolidated EBITDARR for each calendar month beginning on September 1, 2005 and ending with November 30, 2005 to be less than 75% of the projected EBITDARR for each such month as set forth the in the Confidential Information Memorandum dated August 8, 2005 with respect to Borrower; nor (ii) permit cumulative Consolidated EBITDARR for each month beginning on September 1, 2005 and ending on November 30, 2005 to be less than 80% of the cumulative Consolidated EBITDARR for each such calendar month as set forth in the Confidential Information Memorandum dated August 8, 2005 with respect to Borrower (provided that the first such cumulative EBITDARR of the Borrower, the Parent and its Subsidiaries shall be tested for the period beginning on September 1, 2005 and ending on October 31, 2005).”

(b) Section 7.11(b) - Minimum Adjusted EBITDARR. The Credit Agreement is amended by deleting the current version of Section 7.11(b) in its entirety and substituting the following in lieu thereof:

“(b) Minimum Adjusted EBITDARR. (i) Permit Adjusted EBITDARR for each month beginning on September 1, 2005 and ending with November 30, 2005 to be less than 75% of the projected Adjusted EBITDARR for each such month as derived from the Confidential Information Memorandum dated August 8, 2005 with respect to Borrower; nor (ii) permit cumulative Adjusted EBITDARR for each month beginning on September 1, 2005 and ending on November 30, 2005 to be less than 80% of the cumulative Adjusted EBITDARR for each such month as set forth in the Confidential Information Memorandum dated August 8, 2005 with respect to Borrower (provided that the first such cumulative Adjusted EBITDARR of the Borrower, the Parent and its Subsidiaries shall be tested for the period beginning on September 1, 2005 and ending on November 30, 2005).”

(c) Section 7.11(c) - Liquidity. The Credit Agreement is amended by deleting the current version of Section 7.11(c) in its entirety and substituting the following in lieu thereof.

"(c)  Liquidity. (i) Permit Liquidity on any day during the calendar months beginning on January 1, 2005 through July 30, 2005 to be less than 75% of the projected Liquidity for each such calendar month as set forth in the Borrower's Projections nor (ii) permit Liquidity on any day during the calendar months beginning on August 1, 2005 through December 31, 2005 to be less than 80% of the projected Liquidity for each such calendar month or Liquidity as of the last day of any such calendar month to be less than 90% of the projected Liquidity for such calendar month as set forth in the Confidential Information Memorandum dated August 8, 2005 with respect to Parent and its Subsidiaries, including Borrower, on a consolidated basis.

(d) Section 7.01(q). The Credit Agreement is amended by correcting a typographical error in Section 7.01(q) of the Credit Agreement as follows: the reference in Section 7.01(q) to Section 7.03(c)(xi) is amended to be a reference to Section 7.03(c)(x).

4. Conditions to Effectiveness. The effectiveness of this Seventh Amendment shall be subject to the satisfaction of all of the following conditions in a manner, form and substance satisfactory to the Lender:

(a) Delivery of Documents. The following shall have been delivered to the Lender, each duly authorized and executed and each in form and substance satisfactory to the Lender:

(1) this Seventh Amendment; and

(2) such other instruments, documents, certificates, consents, waivers and opinions as the Lender may reasonably request.

(b) No Default. No Event of Default or event which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default, shall exist as of the effective date of this Seventh Amendment, after giving effect to this Seventh Amendment.

(c) Approval of the ATSB and the Creditors Committee. The Lender shall have received satisfactory evidence that the ATSB and the Creditors Committee shall have consented to this Seventh Amendment in accordance with the provisions of Section 11.01 of the Credit Agreement.

Upon the satisfaction of all of the conditions set forth in this Paragraph 4 this Amendment shall become effective as of July 31, 2005 (the “Effective Date.”)

5. References. From and after the Effective Date, all terms used in the Credit Documents which are defined in the Credit Agreement shall be deemed to refer to such terms as amended by this Seventh Amendment. This Seventh Amendment shall constitute a “Loan Document.”

6. Representations and Warranties. Each Loan Party hereby confirms to the Lender that the representations and warranties set forth in the Loan Documents are true and correct in all respects as of the date hereof, and shall be deemed to be remade as of the date hereof. Each Loan Party represents and warrants to the Lender that (i) such Loan Party has full power and authority to execute and deliver this Seventh Amendment and to perform its obligations hereunder, (ii) upon the execution and delivery hereof, this Seventh Amendment will be valid, binding and enforceable upon such Loan Party in accordance with its terms, (iii) the execution and delivery of this Seventh Amendment does not and will not contravene, conflict with, violate or constitute a default under (A) its organizational documents or (B) any applicable law, rule, regulation, judgment, decree or order or any agreement, indenture or instrument to which such Loan Party is a party or is bound or which is binding upon or applicable to all or any portion of such Loan Party’s properties or assets and (iv) as of the date hereof no Event of Default exists.

7. No Further Amendments; Ratification of Liability. Except as amended hereby, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with its respective terms. Each Loan Party hereby ratifies and confirms its liabilities, obligations and agreements under the Credit Agreement and the other Loan Documents, all as amended by this Seventh Amendment, and the Liens created thereby, and acknowledges that (i) it has no defenses, claims or set-offs to the enforcement by the Lender of such liabilities, obligations and agreements, (ii) the Lender has fully performed all obligations to the Loan Parties which it may have had, or has, on and as of the date hereof and (iii) other than as specifically set forth herein, the Lender does not waive, diminish or limit any term or condition contained in the Credit Agreement or the other Loan Documents. The agreement of the Lender to the terms of this Seventh Amendment or any other amendment of the Credit Agreement shall not be deemed to establish or create a custom or course of dealing among the Lender and the Loan Parties.

8. Incorporation by Reference. The following sections of the Credit Agreement are incorporated by reference in this Seventh Amendment: 1.02 (Other Interpretive Provisions); 11.02(b) (Effectiveness of Facsimile Documents and Signatures); 11.11 (Counterparts); 11.12 (Integration); 11.14 (Severability); and 11.15 (Governing Law).

9. Further Assurances. Each Loan Party will at any time and from time to time do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, documents and instruments as reasonably may be required by the Lender in order to effectuate fully the intent of this Seventh Amendment.

[signatures on following pages]

IN WITNESS WHEREOF, this Seventh Amendment has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

LENDER: SOUTHWEST AIRLINES CO., a Texas corporation
By: /s/ Laura Wright
Name: Laura Wright
Title: SVP Finance and CFO
BORROWER: ATA AIRLINES, INC., an Indiana corporation
By: /s/ Sean G.Frick
Name: Sean G. Frick
Title: Vice President & Chief Restructuring Officer
GUARANTORS: ATA HOLDINGS CORP., an Indiana corporation
By: /s/ Sean G.Frick
Name: Sean G. Frick
Title: Vice President & Chief Restructuring Officer

AMBASSADAIR TRAVEL CLUB, INC., an Indiana corporation
By: /s/ Sean G.Frick
Name: Sean G. Frick
Title: Vice President & Chief Restructuring Officer

ATA LEISURE CORP., an Indiana corporation
By: /s/ Sean G.Frick
Name: Sean G. Frick
Title: Vice President & Chief Restructuring Officer

AMBER TRAVEL, INC., an Indiana corporation
By: /s/ Sean G.Frick
Name: Sean G. Frick
Title: Vice President & Chief Restructuring Officer

AMERICAN TRANS AIR EXECUJET, INC., an Indiana corporation
By: /s/ Sean G.Frick
Name: Sean G. Frick
Title: Vice President & Chief Restructuring Officer

ATA CARGO, INC., a California corporation
By: /s/ Sean G.Frick
Name: Sean G. Frick
Title: Vice President & Chief Restructuring Officer

CHICAGO EXPRESS AIRLINES, INC., a Georgia corporation
By: /s/ Brian T. Hunt
Name: Brian T. Hunt
Title: Senior Vice President & General Council
[signature page to Seventh Amendment to Credit Agreement]